                                                                    EXHIBIT 10.2

                     AMENDMENT NO. 10 TO THE LOAN DOCUMENTS

                  AMENDMENT dated as of August 23, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999 and Amendment No. 9 to the Loan Documents dated as of August 16, 1999, the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to provide for the granting by the Borrower of a Lien consisting of a pledge of all of the capital stock of Caremark and proceeds thereof for the equal and ratable benefit of the Lender Parties and the holders of the Senior Notes.

                  (2) The Lender Parties have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

         (a) Section 5.02(a) is amended by renaming the existing clause (viii) as clause (ix) and by adding a new clause (viii) thereto as follows:

         "(viii) Liens consisting of a pledge of all of the capital stock of Caremark and proceeds thereof for the equal and ratable benefit of the Lender Parties and the holders of the Senior Notes; and"

                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received: (i) counterparts of this Amendment executed by the Borrower and all of the Lender Parties or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto, executed and delivered by each of the Loan Parties (other than the Borrower).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                               THE BORROWER

                               MEDPARTNERS, INC.



                               By
                                  ---------------------------------------------
                                  Name:
                                  Title:


                               THE ADMINISTRATIVE AGENT

                               BANK OF AMERICA, N.A.


                               By           /s/ Charles A. Kerr
                                  ---------------------------------------------
                                  Name:  Charles A. Kerr
                                  Title: Managing Director


                               THE LENDER PARTIES

                               BANK OF AMERICA, N.A., as a Lender,
                               the Swing Line Bank and the Issuing Bank



                               By           /s/ Charles A. Kerr
                                  ---------------------------------------------
                                  Name:  Charles A. Kerr
                                  Ti:    Senior Vice President


                               AMSOUTH BANK


                               By            /s/ Allison J. Sanders
                                  ---------------------------------------------
                                  Name:  Allison J. Sanders
                                  Title: Vice President


                               THE CHASE MANHATTAN BANK



                               By            /s/ Mary Ellen Egbert
                                  ---------------------------------------------
                                  Name:  Mary Ellen Egbert
                                  Title: Vice President

                               CITIBANK, N.A.


                               By            /s/ Townsend U. Weekes, Jr.
                                  ---------------------------------------------
                                  Name:  Townsend U. Weekes, Jr.
                                  Title: Attorney-In-Fact


                               CREDIT LYONNAIS NEW YORK BRANCH


                               By            /s/ Henry J. Reukauf
                                  ---------------------------------------------
                                  Name:  Henry J. Reukauf
                                  Title: Vice President


                               DEBT STRATEGIES FUND, INC.


                               By            /s/ Colleen M. Cunniffe
                                  ---------------------------------------------
                                  Name:  Colleen M. Cunniffe
                                  Title: Authorized Signatory


                               THE FIRST NATIONAL BANK OF CHICAGO



                               By            /s/ L. Richard Schiller
                                  ---------------------------------------------
                                  Name:  L. Richard Schiller
                                  Title: Vice President


                               FIRST UNION NATIONAL BANK


                               By            /s/ Richard Davis
                                  ---------------------------------------------
                                  Name:  Richard Davis
                                  Title: Vice President


                               By
                                  ---------------------------------------------

                               FLOATING RATE PORTFOLIO
                               BY: INVESCO Senior Secured Management, Inc., as attorney in fact


                               By            /s/ Gregory Stoeckle
                                  ---------------------------------------------
                                  Name:  Gregory Stoeckle
                                  Title: Vice President

                               KZH HIGHLAND-2 LLC


                               By            /s/ Virginia Conway
                                  ---------------------------------------------
                                  Name:  Virginia Conway
                                  Title: Authorized Agent


                               MERRILL LYNCH, PIERCE, FENNER &
                                   SMITH INCORPORATED


                               By            /s/ Neil Brisson
                                  ---------------------------------------------
                                  Name:  Neil Brisson
                                  Title: Director


                               MERRILL LYNCH DEBT STRATEGIES
                                  PORTFOLIO, INC.
                                  BY:   MERRILL LYNCH ASSET
                                  MANAGEMENT L.P., as Investment Advisor


                               By            /s/ Colleen M. Cunniffe
                                  ---------------------------------------------
                                  Name:  Colleen M. Cunniffe
                                  Title: Authorized Signatory


                               MERRILL LYNCH GLOBAL INVESTMENT
                                  SERIES:  INCOME STRATEGIES PORTFOLIO
                                  BY:   MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                        as Investment Advisor


                               By            /s/ Colleen M. Cunniffe
                                  ---------------------------------------------
                                  Name:  Colleen M. Cunniffe
                                  Title: Authorized Signatory


                               MERRILL LYNCH SENIOR FLOATING
                                  RATE FUND, INC.


                               By            /s/ Colleen M. Cunniffe
                                  ---------------------------------------------
                                  Name:  Colleen M. Cunniffe
                                  Title: Authorized Signatory

                               MERRILL LYNCH PRIME RATE PORTFOLIO
                                  BY:   MERRILL LYNCH ASSET
                                  MANAGEMENT, L.P., as Investment Advisor


                               By            /s/ Colleen M. Cunniffe
                                  ---------------------------------------------
                                  Name:  Colleen M. Cunniffe
                                  Title: Authorized Signatory


                               ML CBO IV (CAYMAN) LTD.
                               BY:  HIGHLAND CAPITAL MANAGEMENT L.P.,
                                    as Collateral Manager


                               By            /s/ Mark K. Okada
                                  ---------------------------------------------
                                  Name:  Mark K. Okada CFA
                                  Title: Executive Vice President


                               ML CLO XX PILGRIM AMERICA
                                  (CAYMAN) LTD.
                               BY:   PILGRIM INVESTMENTS, INC.,
                                     as Investment Manager


                               By            /s/ Jeffrey A. Bakalar
                                  ---------------------------------------------
                                  Name:  Jeffrey A. Bakalar
                                  Title: Vice President


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK


                               By            /s/ Anna Marie Fallon
                                  ---------------------------------------------
                                  Name:  Anna Marie Fallon
                                  Title: Vice President


                               PAM CAPITAL FUNDING, LP
                                BY:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                               By            /s/ Mark K. Okada
                                  ---------------------------------------------
                                  Name:  Mark K. Okada CFA
                                  TitlE: Executive Vice President


                               PAMCO CAYMAN, LTD.
                               BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                          as Collateral Manager


                               By            /s/ Mark K. Okada
                                  ---------------------------------------------
                                  Name:  Mark K. Okada CFA
                                  Title: Executive Vice President

                               PILGRIM PRIME RATE TRUST
                                  BY:   PILGRIM INVESTMENTS, INC.,
                                             as Investment Manager


                               By            /s/ Jeffrey A. Bakalar
                                  ---------------------------------------------
                                  Name:  Jeffrey A. Bakalar
                                  Title: Vice President


                               SCOTIABANC INC.


                               By            /s/ Dana Maloney
                                  ---------------------------------------------
                                  Name:  Dana Maloney
                                  Title: Relationship Manager


                               SRV-HIGHLAND, INC.


                               By            /s/ Allen D. Shifflet
                                  ---------------------------------------------
                                  Name:  Allen D. Shifflet
                                  Title: President


                               STEIN ROE & FARNHAM INCORPORATED,
                                           as Agent for KEYPORT LIFE INSURANCE
                                                 COMPANY


                               By            /s/ Brian W. Good
                                  ---------------------------------------------
                                  Name:  Brian W. Good
                                  Title: Vice President & Portfolio Manager


                               TORONTO DOMINION (TEXAS), INC.


                               By            /s/ Sonja R. Jordan
                                  ---------------------------------------------
                                  Name:  Sonja R. Jordan
                                  Title: Vice President


                               TRANSAMERICA LIFE INSURANCE AND
                                           ANNUITY CO.


                               By            /s/ John M. Casparian
                                  ---------------------------------------------
                                  Name:  John M. Casparian
                                  Title: Investment Officer

                               TRANSAMERICA PREMIER HIGH YIELD FUND


                               By            /s/ Heather E. Creeden
                                  ---------------------------------------------
                                  Name:  Heather E. Creeden
                                  Title: Investment Manager


                               VAN KAMPEN PRIME RATE INCOME TRUST


                               By            /s/ Douglas J. Smith
                                  ---------------------------------------------
                                  Name:  Douglas J. Smith
                                  Title: Vice President


                               VAN KAMPEN SENIOR INCOME TRUST


                               By            /s/ Douglas J. Smith
                                  ---------------------------------------------
                                  Name:  Douglas J. Smith
                                  Title: Vice President


                               VAN KAMPEN CLO II, LIMITED
                               BY:      VAN KAMPEN MANAGEMENT, INC.,
                                        as Collateral Manager


                               By            /s/ Douglas J. Smith
                                  ---------------------------------------------
                                  Name:  Douglas J. Smith
                                  Title: Vice President


                               WACHOVIA BANK, N.A.


                               By            /s/ John C. Conty
                                  ---------------------------------------------
                                  Name:  John C. Conty
                                  Title: Assistant Vice President

                          CONSENT TO AMENDMENT NO. 10

                             TO THE LOAN DOCUMENTS

                             As of August 23, 1999

                  Reference is made to Amendment No. 10 to the Loan Documents dated as of August 23, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999 and Amendment No. 9 to the Loan Documents dated as of August 16, 1999, the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.


                                  MEDGP, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  MEDPARTNERS ACQUISITION CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  MEDPARTNERS AVIATION, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS EAST, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  GEORGIA MEDPARTNERS MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  MEDPARTNERS INTEGRATED NETWORK-CHANDLER, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  MEDPARTNERS PROFESSIONAL
                                  MANAGEMENT CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  ADS HEALTH MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  HEALTHWAYS, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  BAY AREA PRACTICE MANAGEMENT GROUP, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  CHS MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  CAREMARK INTERNATIONAL INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  CAREMARK INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  By        /s/ Leisa Kizer
                                       ----------------------------------------
                                       Name:  Leisa Kizer
                                       Title: Treasurer


                                  CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  PRESCRIPTION HEALTH SERVICES, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer



                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                  CAREMARK INTERNATIONAL HOLDINGS INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  MEDPARTNERS PHYSICIAN SERVICES INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  CAREMARK RESOURCES CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  FRIENDLY HILLS HEALTHCARE NETWORK INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS NSC LTD.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  MEDPARTNERS ADMINISTRATIVE SERVICES, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                  MEDPARTNERS MANAGED CARE, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  ACUTE CARE MEDICAL MANAGEMENT, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  BGS HEALTHCARE, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  HOME HEALTH AGENCY OF GREATER
                                  MIAMI, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS MANAGED CARE OF SOUTH
                                  BROWARD, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS MEDICAL MANAGEMENT OF
                                  OHIO, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                  LFMG, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  PACIFIC MEDICAL GROUP, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  PACIFIC PHYSICIAN SERVICES, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PPS EAST, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PPS NORTH CAROLINA MEDICAL
                                  MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PPS RIVERSIDE DIVISION ACQUISITION
                                  AND MANAGEMENT CORP. I


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  PPS VALLEY MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  PPS INDEMNITY, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PACIFIC PHYSICIAN SERVICES
                                  ARIZONA, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PACIFIC PHYSICIAN SERVICES
                                  NEVADA, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PHYSICIANS' HOSPITAL MANAGEMENT
                                  CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                  RELIANT HEALTHCARE SYSTEMS, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer


                                  By        /s/ Sara J. Finley
                                    -------------------------------------------
                                    Name:  Sara J. Finley
                                    Title: Vice President & Secretary


                                  MEDPARTNERS/TALBERT MEDICAL
                                  MANAGEMENT CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer


                                  TALBERT MEDICAL MANAGEMENT
                                  CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer


                                  TALBERT HEALTH SERVICES
                                  CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer


                                  MEDPARTNERS ADMINISTRATION, L.P.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Executive Vice President & Treasurer
                                           of MedPartners, Inc., the General
                                           Partner

                                  MEDPARTNERS PHYSICIAN
                                  MANAGEMENT, L.P.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Executive Vice President of
                                           MedPartners, Inc., the General
                                           Partner


                                  MEDOHIO, L.P.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer of MedGP, Inc.,
                                           the General Partner


                                  MED TENNESSEE, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer


                                  MEDTEX, L.P.

                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer of MedGP, Inc.,
                                           the General Partner


                                  MEDPARTNERS PHYSICIAN SERVICES
                                  OF ILLINOIS L.L.C.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer of
                                           North Suburban Clinic, Ltd.,
                                           a Member

                               CERRITOS INVESTMENT GROUP


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Chief
                                        Financial Officer of MedPartners, Inc.,
                                        a Partner


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Corporate Secretary of
                                        MedPartners, Inc., a Partner


                               CERRITOS INVESTMENT GROUP II


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Chief
                                        Financial Officer of MedPartners, Inc.,
                                        a Partner


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                        Corporate Secretary of
                                        MedPartners, Inc., a Partner


                               FAMILY MEDICAL CENTER


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Vice President & Secretary of
                                        Pacific Medical Group, Inc., a Partner

                               5000 AIRPORT PLAZA, L.P.


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Chief
                                        Financial Officer of MedPartners, Inc.,
                                        the General Partner


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Corporate Secretary of
                                        MedPartners, Inc., the General Partner


                               KS-PSI OF TEXAS L.P.


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer of
                                        MedPartners Physician Services, Inc.,
                                        the General Partner